Equity	12 Months Ended
Dec. 31, 2019
Stockholders' Equity Note [Abstract]
EQUITY

NOTE 19 – EQUITY

Statutory reserve

The Company is required to make appropriations to certain reserve funds, comprising the statutory surplus reserve and the discretionary surplus reserve, based on after-tax net income determined in accordance with generally accepted accounting principles of the PRC (“PRC GAAP”). Appropriations to the statutory surplus reserve are required to be at least 10% of the after-tax net income determined in accordance with PRC GAAP until the reserve is equal to 50% of the entity’s registered capital. Appropriations to the discretionary surplus reserve are made at the discretion of the Board of Directors. The restricted amounts as determined pursuant to PRC statutory laws totaled $2,632,797 and $2,632,797 as of December 31, 2019 and 2018.

Shares issuances

In September 2016, the Company issued 800,000 shares of the Company’s common stock to settle a loan payable to an unrelated third party in the amount of RMB21,240,000 (approximately $3.2 million). The shares were valued at $4 per share because it was considered the fair value of the Company’s share that the investor was willing to convert the loan to.

In December 2016, the Company issued 900,000 common shares to an unrelated investor, at a price of $4 per share for a total of $3,600,000. As of December 31, 2016, the Company had not received the funds from the investor and the shares were held in escrow. The Company did not record the value of the stock issued as of December 31, 2016 because the transaction was considered incomplete. These shares are excluded from the number of the outstanding shares as well as from the calculation of the weighted average shares outstanding. The Company received the funds from the investor on September 17, 2017 and the shares were released from escrow.

On November 29, 2017, the Company completed its initial public offering (“IPO”) of 3,220,000 shares of its common stock at a public offering price of $5.00 per share. The gross proceeds from the offering were approximately $16.1 million before deducting placement agents’ commissions and other offering expenses, resulting in net proceeds of approximately $14.3 million. In connection with the offering, the Company’s common stock began trading on the NASDAQ Capital Market beginning on November 29, 2017 under the symbol “RETO”.

As disclosed in Note 9 above, On September 5, 2019, the Company entered into a consulting service agreement with FirstTrust and pursuant to the agreement, FirsTrust will assist the Company with strategic initiatives over the service period between August 16, 2019 to August 15, 2020. The Company issued 400,000 of its common shares valued at $448,000 based on the fair market price of the Company’s common stock, at $1.12 per share on September 5, 2020. Stock-based compensation is amortized over the service period. The Company recognized stock-based compensation expense of $168,000 for the year ended December 31, 2019, with the remaining $280,000 recorded as prepaid expense as of December 31, 2019.

Noncontrolling interest

A reconciliation of noncontrolling interest as of December 31, 2019 and December 31, 2018 is as follows:

	December 31,	December 31,
	2019	2018
Beginning balance	$2,267,985	$2,307,727
Proportionate share of net income (loss)	(294,635)	87,064
Foreign currency translation adjustment	(154,490)	(126,806)
Noncontrolling interest, ending balance	$1,818,860	$2,267,985